UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K12G3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 3, 2003
                                                        -----------------

                            ------------------------

                                UGC Europe, Inc.*
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             (Exact name of registrant as specified in its charter)

Delaware                        [To be Assigned]                  20-017340
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 (State or other            (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
incorporation or
  organization)

4643 South Ulster Street, Suite 1300, Denver, CO                        80237
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    (Address of principal executive offices)                          (Zip Code)

                                 (303) 770-4001
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               Registrant's telephone number, including area code

                      United Pan-Europe Communications N.V.
                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
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          (Former name or former address, if changed since last report)

* UGC Europe, Inc., a Delaware corporation, is filing this Form 8-K as the successor registrant to United Pan-Europe Communications N.V., a Netherlands corporation, pursuant to clause (a) of Rule 12g-3 of the Securities Exchange Act of 1934, as amended. The Commission File Number of United Pan-Europe Communications N.V. is 000-25365

Item 5.  Other Events.

     On September 3, 2003 (the "Effective Date"), UGC Europe, Inc., a Delaware corporation (f/k/a New UPC, Inc.), became the successor issuer to United Pan-Europe Communications N.V., as a result of the consummation of the transactions contemplated by the Second Amended Chapter 11 Plan of Reorganization, as modified, of United Pan-Europe Communications N.V. and UGC Europe, Inc. (the "Plan") under Chapter 11 of the U.S. Bankruptcy Code, as confirmed by the U.S. Bankruptcy Court for the Southern District of New York (the "Court") on February 20, 2003. A copy of the Plan as confirmed by the Court was filed as exhibit 99.1 to the Current Report on Form 8-K of United Pan-Europe Communications N.V. filed with the Securities and Exchange Commission on February 21, 2003 and is incorporated herein by reference.

     As a result of the consummation of the transactions contemplated by the Plan, UGC Europe, Inc. became the successor issuer to United Pan-Europe Communications N.V. The shares of common stock, par value $.01 per share, of UGC Europe, Inc. issued in connection with the consummation of the Plan are deemed registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under clause (a) of Rule 12g-3 of the Exchange Act, and UGC Europe, Inc. is thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Item 7.  Financial Statements and Exhibits

(c)  EXHIBITS

4.1  Second Amended and Restated Certificate of Incorporation of UGC Europe,
     Inc.
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4.2  Second Amended and Restated Bylaws of UGC Europe, Inc.
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4.3  Stockholders Agreement, dated as of April 16, 2003, by and among UGC
     Europe, Inc., UnitedGlobalCom, Inc. and the holders of common stock that execute a joinder thereto.
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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UGC EUROPE, INC.

Date: September 3, 2003                By: /s/ Ellen P. Spangler
                                          -------------------------------------
                                          Name:   Ellen P. Spangler
                                          Title:  Senior Vice President, General
                                                  Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description

4.1            Second Amended and Restated Certificate of Incorporation of UGC
               Europe, Inc.
               ---------------------------------------------------------------

4.2            Second Amended and Restated Bylaws of UGC Europe, Inc.
               ------------------------------------------------------

4.3 Stockholders Agreement, dated as of April 16, 2003, by and among UGC Europe, Inc., UnitedGlobalCom, Inc. and the holders of common stock that execute a joinder thereto.
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